SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.   )


Filed by the registrant [X]
Filed by party other than the registrant  [_]

Check the appropriate box:
[ ]      Preliminary proxy statement
[X]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        Vitech America, Inc.
                (Name of Registrant as Specified in Its Charter)

                        Vitech America, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[ ]      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-
         6j(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]      Fee computed on table below per Exchange Act Rules 14a-
         6(i)(45) and 0-11

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

--------------------------------------------------------------------------------

(2)  Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3)  Filing party:

--------------------------------------------------------------------------------

(4)  Date filed:

--------------------------------------------------------------------------------

                              VITECH AMERICA, INC.

                           8807 Northwest 23rd Street
                            Miami, Florida 33172-2419
                            -------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            -------------------------

TO THE HOLDERS OF THE COMMON STOCK:

     PLEASE TAKE NOTICE that the 1997 Annual Meeting of Shareholders of Vitech America, Inc., a Florida corporation (the "Company"), will be held at The Doral Hotel, 4400 NW 87th Avenue, Miami, Florida 33178 on Monday, June 16, 1997 at 10:00 a.m., Eastern Standard Time, or at any and all adjournments thereof, for the following purposes:

Proposal 1.   To elect five directors to the Board of Directors until the next annual meeting of shareholders of the Company and until their successors have been elected and qualified;

Proposal 2    To ratify the  appointment  of Pannell  Kerr  Forster PC as auditors of the Company's financial statements for the fiscal year ending December 31, 1997; and

Proposal 3.   To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Proxy Statement dated May 2, 1997 is attached.

     The Board of Directors has fixed the close of business on April 25, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

     The financial statements of the Company for the fiscal year ended December 31, 1996 are contained in the Company's Annual Report enclosed with this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

     Shareholders who do not expect to be present at the meeting are urged to complete, date, sign and return the enclosed proxy. No postage is required if the enclosed envelope is used and mailed in the United States.

                                             BY ORDER OF THE BOARD OF DIRECTORS,


                                             Mitchell Asher, Secretary
Miami, Florida
May 2, 1997

THIS IS AN IMPORTANT MEETING, AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND IN PERSON ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AT THEIR EARLIEST CONVENIENCE. PROMPTNESS IN RETURNING THE EXECUTED PROXY CARD WILL BE APPRECIATED. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                              VITECH AMERICA, INC.

                           8807 Northwest 23rd Street
                            Miami, Florida 33172-2419

                                 PROXY STATEMENT

                                       For

                         ANNUAL MEETING OF SHAREHOLDERS

     The Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Vitech America, Inc, a Florida corporation (the "Company"), of proxies for use at the 1997 Annual Meeting of Shareholders ("Annual Meeting") to be held at The Doral Hotel, 4400 NW 87th Avenue, Miami, Florida 33178 on Monday, June 16, 1997 at 10:00 a.m., Eastern Standard Time, or at any and all adjournments thereof. The cost of this solicitation will be borne by the Company. Directors, officers and employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Annual Report of the Company for the fiscal year ended December 31, 1996, is being mailed together with this Proxy Statement and form of Proxy. The date of mailing of this Proxy Statement and form of Proxy is approximately May 2, 1997.

                       OUTSTANDING STOCK AND VOTING RIGHTS

     The Board of Directors has fixed the close of business on April 25, 1997, as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record on that date, on which the transfer books of the Company remained open, will be entitled to vote. A shareholder who submits a proxy on the accompanying form has the power to revoke it by notice of revocation directed to the proxy holders of the Company at any time before it is voted. Unless authority is withheld in writing, proxies which are properly executed will be voted for the proposals thereon. Although a shareholder may have given a proxy, such shareholder may nevertheless attend the meeting, revoke the proxy and vote in person. The affirmative vote of a plurality of the shares of Common Stock present or represented at the meeting is required to elect the directors. Ratification of appointment of the Company's auditors will require the affirmative vote of a majority of the shares of the Company's Common Stock at the Annual Meeting in person or by proxy.

     As of April 25, 1997, the record date for determining the shareholders of the Company entitled to vote at the Annual Meeting, 10,726,457 shares of the Common Stock of the Company, no par value per share ("Common Stock"), were issued and outstanding. Each share of Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock as of the record date. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum and have the effect of a negative vote on the ratification of the appointment of the Company's independent auditors. Abstentions and broker non-votes have no effect for the election of directors.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth Common Stock ownership information as of April 24, 1997, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director of the Company and (iii) all directors and executive officers of the Company as a group. As of April 24, 1997, there were issued and outstanding 10,726,457 shares of Common Stock of the Company.

                                                                                      Percentage Beneficially
        Name and Address of Beneficial Owner                 Number of Shares                 Owned (1)(2)
        ------------------------------------                 ----------------                 ------------

Georges C. St. Laurent, III                                     3,993,621                        37.23%
    c/o Vitech America, Inc.
    8807 NW 23 Street
    Miami, FL 33172 (3)
William C. St. Laurent                                          3,837,009                        35.77%
    c/o Vitech America, Inc.
    8807 NW 23 Street
    Miami, FL 33172 (4)
Mitchell E. Asher                                                 31,200                         0.29%
    c/o Vitech America, Inc.
    8807 NW 23 Street
    Miami, FL 33172(5)
Joseph K. Meyer                                                     0                              0%
    1190 Pioneer Tower
    8888 Southwest Fifth Avenue
    Portland, OR  97204
H.R. Shepherd                                                     5,000                          0.05%
    705 B Weed Street
    New Canaan, CT  06840
Georges C. St. Laurent, Jr.                                      813,309                          7.58
    5115 Dubois Avenue
    Vancouver, WA 98661
All directors and executive officers as                         7,866,830                        73.34%
    a group (5 persons) (5)

-------------

(1) All shares are beneficially owned, and sole voting and dispositive power is held, by the persons named, except as otherwise noted.

(2) Percentage of ownership is based on 10,726,457 shares of Common Stock outstanding.

(3)  Does not include options to purchase 2,040,000 shares of Common Stock.

(4) Includes 2,544,430 shares of Common Stock held by Wolf Partners, a family Limited Partnership whose limited partners include a trust for the benefit of Nicolas St. Laurent and Alexander St. Laurent,

     Mr. St. Laurent's minor children, of which Mr. St. Laurent is the general partner. Does not include options to purchase 1,960,000 shares of Common Stock.

(5) Excludes options to purchase 10,608 shares of Common Stock from Georges C. St. Laurent, III and 10,192 shares of Common Stock from William St. Laurent.

(6) Excludes options to purchase 4,000,000 shares of Common Stock granted to Georges C. St. Laurent, III and William C. St. Laurent.

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were completed.

                              ELECTION OF DIRECTORS

     The Board of Directors is responsible for the overall affairs of the Company. The names of the nominees and their principal occupations are set forth below. Each Director is elected for a period of one year at the Company's annual meeting of shareholders or until their successors are elected and qualified. Executive officers are elected by the Board of Directors and, except to the extent governed by employment contracts, serve at the discretion of the Board of Directors.

                              Nominees For Election
                              ---------------------
Name                           Age      Position
----                           ---      --------

George C. St. Laurent, III     36       Chairman of the Board of Directors and
                                        Chief Executive Officer

William C. St. Laurent         32       President, Chief Operating Officer, and
                                        Director

Mitchell E. Asher              40       Chief Financial Officer, Treasurer,
                                        Secretary, and Director

Joseph K. Meyer                41       Director

H.R. Shepherd                  75       Director
---------------

     Georges C. St. Laurent, III has served as Chairman of the Board and Chief Executive Officer of the Company since 1993. Between 1986 and January 1993, Mr. St. Laurent operated a proprietary firm, GSL Trading Co., Miami, Florida, which was engaged in the re-manufacturing of computer hardware for sale to Brazil and other countries in Latin America. Between 1983 and 1986, Mr. St. Laurent was a member of the Chicago Mercantile Exchange and was engaged in trading activities for his proprietary account specializing in currency options and futures market making. Since 1986 to the present, Mr. St. Laurent has been a director of Clinica Kirpalmar, a not-for-profit Latin American medical foundation. Mr. St. Laurent graduated from Yale University in 1982 and received a B.S. in Molecular Biology.

     William C. St. Laurent has served as President and Chief Operating Officer of the Company and a Director since 1993. Mr. St. Laurent has also served as Vice Chairman of the Board of Directors of the Western Bank of Oregon from January 1989 through January 1996. Mr. St. Laurent previously owned several private foods processing companies located in Oregon from 1988 to 1992. Mr. St. Laurent graduated from Cornell University with a B.S. in Hotel Administration. Mr. St. Laurent also owns 100% of the voting shares of Vitoria Tecnologia S.A., the primary customer of Vitech America, Inc. since inception until Vitoria Tecnologia S.A. ceased manufacturing and selling activities in March of 1996. William C. St. Laurent is the brother of Georges C. St. Laurent III.

     Mitchell E. Asher has been the Company's Chief Financial Officer, Treasurer, and Secretary since June 1993. Between 1991 and 1992, Mr. Asher was Controller and Chief Financial Officer for U.S. Computer of North America, Inc., Miami, Florida, a Brazilian distributor and manufacturer of computer peripherals and components. Between July 1989 and March 1991, Mr. Asher conducted a proprietary business, Lahaina Licks, Ltd., Lahaina, Maui, Hawaii which was engaged in the manufacture and distribution of specialty ice cream. Prior thereto, between 1984 and 1990, Mr. Asher was employed by Seiko Instruments USA, Inc., Torrence, California, a multi-national manufacturer (including Manaus, Brazil), serving at various times as Controller of its Consumer Products
Division and for its Corporate Division as Corporate Operations Manager and Accounting Manager. Between 1981 and 1984, Mr. Asher was employed by Code-A-Phone Corporation, Portland, Oregon, a telephone answering equipment manufacturer, where he served as Accounting Manager and then Assistant Controller interfacing with factories in Asia. Between 1978 and 1981, Mr. Asher was Assistant Controller of California Mini Computer Systems, Inc., Los Angeles, California. Prior thereto, between 1976 and 1978, Mr. Asher was an auditor with Gulliver's, Inc., Marina Del Rey, California, which was a specialty restaurant chain. Mr. Asher graduated from the University of Southern California with a B.S. in Business Administration and is a graduate of Pepperdine University where he received an MBA.

     Joseph K. Meyer has been a Director of the Company since November 1996. Mr. Meyer has served as President and Chief Executive Officer of Compass Advisors, Inc., an institutional financial and investment consulting firm since 1991. Mr. Meyer is also Managing Director of Compass Partners, LLC an investment advisory and money management firm specializing in global non-traditional investments. Mr. Meyer is also president of Christina Partners, Inc., an investment advisory and money management firm. Mr. Meyer also serves as principal of CAI TradEx LLC, which provides fully-disclosed securities brokerage services to institutional clients. Prior to 1991, Mr. Meyer was first Vice President and Senior Consultant at Kemper Securities Group, Inc. and Kemper Consulting Group, respectively.

     H.R. Shepherd has been a Director of the Company since November 1996. Since 1993, Mr. Shepherd has served as special advisor to the Chairman of Medeva PLC, an international pharmaceutical company. From 1955 to 1993 Mr. Shepherd served as Founder and Chairman of Armstrong Pharmaceuticals, previously known as Aerosol Techniques, a pharmaceutical drug delivery company which was acquired by Medeva PLC. Mr. Shepherd presently is the Chairman of the Albert
F. Sabin Vaccine Foundation.

     From the date of the Company's initial public offering on November 1, 1996 until December 31, 1996, there were no meetings of the Company's Board of Directors.

     The Board of Directors of the Company has established a Compensation Committee and an Audit Committee. The Compensation Committee administers the Company's stock option plan and makes recommendations to the full Board of Directors concerning compensation, including incentive arrangements, of the Company's officers and key employees. The members of the Compensation Committee are Georges C. St. Laurent, Joseph K. Meyer and H.R. Shepherd. The Compensation Committee has held one (1) meeting which met on January 23, 1997. The Audit Committee reviews the engagement of the independent accountants and reviews the independence of the accounting firm. The Audit Committee also reviews the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal accounting controls. The members of the Audit Committee are William St. Laurent, Joseph K. Meyer and H.R. Shepherd. The Audit Committee has held two (2) meetings and last met on March 6, 1997. The Compensation Committee and the Audit Committee consist of a majority of independent directors.

     Directors who are not employees of the Company will be paid $2,500 per meeting for serving as directors.

     All duly submitted and unrevoked Proxies will be voted FOR the Board's nominees, except where authorization so to vote is withheld. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board, or, if none is so designated, to vote for the persons in accordance with their judgment. Proxies cannot be voted for the election of more than five persons to the Board.

Board Compensation Committee Report or Executive Compensation

     As a private company prior to November 1, 1996, all the compensation decisions and actions pertaining to the executive officers of the Company were approved by the Board of Directors of the Company by its executive officers. The current members of the Company's Compensation Committee were appointed at the Board of Director's Meeting on January 23, 1997. The Compensation Committee has neither reviewed nor approved any of the compensation actions relating to the Company's 1996 fiscal year. As a newly public company, the Compensation Committee recognizes that a transition period is necessary to establish fully its long range compensation policy and objectives and accordingly, the Compensation Committee Report is not included in this Proxy Statement.

                             EXECUTIVE COMPENSATION

     The following table sets forth information relating to the compensation paid by the Company for the past three fiscal years to: (i) the Company's Chairman and Chief Executive Officer; and (ii) each of the Company's executive officers who earned more than $100,000 during the fiscal year ended December 31, 1996 (collectively, the "Named Executive Officers"):

                                                                                          Stock            All Other
Name and Principal Position              Year          Salary           Bonus          Options (#)        Compensation
---------------------------              ----          ------           -----          -----------        ------------
Georges C. St. Laurent III,              1996         $240,000         $     0          2,040,000          $    0
    Chairman of the Board                1995         $120,000         $     0                  0          $    0
    and Chief Executive                  1994         $ 96,000         $     0                  0          $    0
    Officer

William C. St. Laurent,                  1996         $240,000         $     0          1,960,000          $    0
    President and                        1995         $120,000         $     0                  0          $4,500*
    Chief Operating Officer              1994         $ 96,000         $     0                  0          $    0

Mitchell E. Asher,                       1996         $ 78,000         $15,000                  0          $9,000*
    Chief Financial Officer              1995         $ 71,190         $15,000                  0          $9,000*
                                         1994         $ 63,432         $10,000                  0          $3,750*

------------------

* Mr. William C. St. Laurent and Mr. Mitchell E. Asher received a car allowance of $750.00 each per month for all or a portion of the year.

     The Company  maintains keyman life insurance on the life of each of Georges
C. St. Laurent, III and William C. St. Laurent in the amount of $2,000,000 payable to the Company.

Option Grants in Last Fiscal Year

     The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted as of December 31, 1996:

                                      OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                 Individual Grants
                                                 -----------------
                                                                                            Potential Realizable Value
                                                                                              at Assumed Annual Rates
                                                                                            of Stock Price Appreciation
                                                     Percent of                                 for Option Term(3)
                                   Number of        Total Options                               ------------------
                                   Securities        Granted to      Exercise
                                   Underlying         Employees      Price per     Expiration
            Name                 Options Granted     in 1996(1)    per Share (2)      Date         5%($)         10%($)
            ----                 ---------------     ----------    -------------      ----

Georges C. St. Laurent               510,000            51%             $15         11/7/00          $0          $0
Georges C. St. Laurent               510,000                            $20         11/7/00          $0          $0
Georges C. St. Laurent             1,020,000                            $25         11/7/00          $0          $0
William C. St. Laurent               490,000            49%             $15         11/7/00          $0          $0
Georges C. St. Laurent               490,000                            $20         11/7/00          $0          $0
Georges C. St. Laurent               980,000                            $25         11/8/00          $0          $0
Mitchell E. Asher                       --               0%             --             --           --           --
----------------

(1) In 1996, the Company granted options to employees to purchases an aggregate of 4,000,000 shares.

(2) In determining the fair market value of the Company's Common Stock, the Board of Directors considered various factors, including the Company's financial condition and business prospects, its operating results, and the risks normally associated operating in an emerging market. The exercise price may be paid in cash or with certain cashless exercise procedures involving the surrendering of options as defined.

(3) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the Company's future Common Stock prices.

     On September 3, 1996, the Company authorized the issuance of options to purchase up to 4,000,000 shares of Common Stock. Of such options, 2,040,000 options were issued to Georges C. St. Laurent, III, the Company's Chairman of the Board and Chief Executive Officer and 1,960,000 options were issued to William C. St. Laurent, the Company's President and Chief Operating Officer. Of such options, 490,000 options are exercisable at $15.00 per share, another 490,000 options are exercisable at $20.00 per share and 980,000 options are exercisable at $25.00 per share by William C. St. Laurent and 510,000 options are exercisable at $15.00 per share, another 510,000 options are exercisable at $20.00 per share and 1,020,000 options are exercisable at $25.00 per share by Georges C. St. Laurent III. The options are exercisable for a four year period beginning on November 7, 1996. No options have been exercised by any of the Named Executive Officers during the fiscal year ended December 31, 1996.



    [THE FOLLOWING WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]


                 COMPARISON OF 2 MONTH CUMULATIVE TOTAL RETURN*
        AMONG VITECH AMERICA, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE NASDAQ COMPUTER MANUFACTURER INDEX

                                      VTCH

                                                       Cumulative Total Return
                                                       -----------------------
                                                        10/31/96   12/31/96

Vitech Amer Inc                      VTCH                 $  100     $  104

NASDAQ STOCK MARKET (U.S.)           INAS                 $  100     $  106

NASDAQ COMPUTER MANUFACTURER         INAC                 $  100     $  104

* $100 INVESTED ON 10/31/96 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVDENDS. FISCAL YEAR ENDING DECEMBER 31,

                                                       BEGIN:         10/31/96
                                                         FYE:         12/31/96
                                                         END:         12/31/96

VITECH AMER INC                      VTCH


                          BEGIN                                         CUM
         TYPE             NO. OF    DIV     DIV    DIV    ENDING       TOTAL
          OF   CLOSE      SHARES   $ PER    $$$   SHARES  NO. OF      SHRHLDER
DATE*    LINE  PRICE**    ***      SHARE**  PAID  REINVD  SHARES      RETURN
----     ----  -------    ------   -------  ----  ------  ------      ------

10/31/96 BEGIN  10.000    10.000                          10.000         100





12/31/96 YE     10.375    10.000                          10.000         104


*    Fiscal yearend and ex-dividend dates.
**   All Closing Prices and Dividends are adjusted for stock splits.
***  Begin No. of Shares' based on $100 investment.



Employment Agreements

     Messrs. Georges C. St. Laurent, III and William C. St. Laurent are parties to separate three-year employment agreements which terminate on December 31, 1998. Under the terms of each employment agreement, Messrs. St. Laurent and St. Laurent will each receive annual compensation of $240,000. In the event that either Georges C. St. Laurent, III or William C. St. Laurent were to die or become disabled anywhere outside Brazil, that individual, or his estate, would receive his annual compensation for twelve months. In the event that either were to become disabled in Brazil, that individual would receive his annual compensation for twenty-four months. In the event that either were to die in Brazil, that individual's estate would receive that individual's compensation for the greater of twenty-four months or the remaining term of the employment agreement. Both such employment agreements include non-competition agreements with the Company which preclude engagement in competitive activities in Latin America or in the South Florida area as well as solicitation of customers and employees for a period of twelve months following termination of employment. Both agreements also require Messrs. St. Laurent and St. Laurent to maintain the confidentiality of information and proprietary data relating to the Company and its activities.

Stock Option Plan

     On August 20, 1996, the Board of Directors and the shareholders of the Company adopted a stock option plan (the "Plan"). The Plan provides for the grant of options to purchase up to 200,000 shares of common stock to employees, officers, directors, and consultants of the Company at a price to be determined by the Board of Directors. Options may be either incentive stock options or non-qualified options. Incentive stock options may be granted only to employees of the Company, while non-qualified options may be issued to non-employee directors, consultants, and others, as well as to employees of the Company. On November 7, 1996, the Company granted options for 10,000 shares each to Joseph
K. Meyer and H.R. Shepherd with an exercise price of $12 per share. On January 13, 1997, the Company granted options for an additional 10,000 shares to Mr. Meyer and Mr. Shepherd with an exercise price of $9 per share.

     On September 3, 1996, the Company authorized the issuance of options to purchase up to 4,000,000 shares of Common Stock. Two Million Forty Thousand (2,040,000) options were issued to Georges C. St. Laurent, III, the Company's Chairman of the Board and Chief Executive Officer and 1,960,000 options were issued to William C. St. Laurent, the Company's President and Chief Operating Officer. 1,000,000 options are exercisable at $15 per share, another 1,000,000 options are exercisable at $20 per share and the remaining 2,000,000 options are exercisable at $25 per share. The options are exercisable for a four year period beginning November 7, 1996.

                              CERTAIN TRANSACTIONS

     During the period from June 24, 1993 to December 31, 1993, the years 1994 and 1995, and the first six months of 1996, Vitech America, Inc. had as its primary customer in Brazil, Vitoria Tecnologia S.A., an affiliate controlled by William C. St. Laurent, the President and Chief Operating Officer of the Company, to whom it sold products during those periods on open terms. Also, Bahia, the Company's wholly owned subsidiary, bought and sold products to and from Vitoria Tecnologia S.A. during the years ended December 31, 1995 and 1996 on a purely commercial basis at market prices no less favorable than if the Company or its subsidiary bought or sold products to or from others. Sales to Vitoria were $1,156,253 for the period from June 24, 1993 to December 31, 1993, $17,407,363 for the year ended December 31, 1994 and $36,677,077 for the year ended December 31, 1995 and $8,066,878 for the year ended September 30, 1996. In 1996, management of Vitoria Tecnologia S.A. disclosed to the Company that based on lack of competitive tax and fiscal incentives in the State of Espirito Santo, it had ceased all manufacturing and selling operations.

     In 1993, Georges C. St. Laurent, Jr., the father of Georges C. St. Laurent, III, the Company's Chairman of the Board and Chief Executive Officer, and William C. St. Laurent, the President and Chief Operating Officer of the Company, loaned to Vitoria Tecnologia S.A., an affiliate and primary customer of the Company, the principal amount of $2,127,440. Such loan was evidenced by a note bearing interest at 12% per annum. In 1994, as an accommodation for Georges
C. St. Laurent, Jr., for consideration received by the Company in the amount of the note, the original note was transferred from Vitoria Tecnologia S.A. to the Company and the rate of interest thereon was reduced to 6% per annum. As of September 30, 1996, the note was repaid in full. In May 1995, Mr. Georges C. St. Laurent, Jr. loaned the Company an additional $2,000,000 pursuant to the terms of a secured note which bears interest at the rate of 9% per annum. At June 30, 1996, the amount due on such note was $2,000,000. Such note is convertible into 5.925% shares of Common Stock at anytime during the term thereof. On November 13, 1996, Mr. Georges C. St. Laurent, Jr., exercised his right and converted such note into 593,309 shares of the Company's Common Stock.

     On December 17, 1996, Mr. Georges C. St. Laurent, Jr. made a loan to the Company in the amount of $5,000,000. Such loan bears interest at the rate of 20% per annum and has a term of 180 days. On April 14, 1997, Georges C. St. Laurent, Jr. made an additional loan to the Company in the amount of $5,000,000. Such loan bears interest at the rate of 20% per annum and has a term of 180 days.

     During the year ended December 31, 1996, the Company sold to Georges C. St. Laurent, Jr., $12,070,738 of its trade accounts receivable for $10,637,539 and accordingly recognized a discount in the amount of $1,433,199. Such receivables were generated in connection with the Company's 10X consumer finance program and were sold at a discount allowing for an annual return of 30%. Since November of 1996 the Company has not engaged in any such transaction and as of the date of this report, Georges C.St. Laurent, Jr. had collected all funds associated with such receivables.

     The Company on July 1, 1996 entered into a long term license agreement with a company controlled by William C. St. Laurent pursuant to which the Company licensed the trademarks, VitechVifionTM, MultiShowTM and EasyNetTM to the Company. The Company has an option to purchase the trademarks from the licensee at a cost of $1.00. On October 23, 1996, the Company exercised its option to acquire such trademarks.

     On October 28, 1995, Meris Financial, Inc. entered into a Loan Agreement with the Company pursuant to which Meris made available a loan to the Company in the principal amount of $2,000,000. The loan was to mature on October 28, 1997 and bears interest at the rate of 12% per annum payable monthly. The loan is secured by the assets of the Company, exclusive of inventory and receivables. In connection with the loan, Meris received a guarantee by Georges C. St. Laurent, III and William C. St. Laurent, the President and Chief Operating Officer of the Company, and his wife, Wendy St. Laurent, a Stock Pledge Agreement by such parties, a collateral assignment of various rights of the St. Laurents as well as assignment of life insurance policies on the lives of Messrs. St. Laurent and St. Laurent. The note was convertible into approximately 4.7% of the shares of Common Stock of the Company. In addition, certain options were provided to Meris which afforded them the right to purchase up to an aggregate of 5% capital stock interest in the Company. On July 20, 1996, the Company and Meris entered into an Amendment to such Loan Agreement pursuant to which the Company is obligated to pay Meris $445,000 in installments between July 20, 1996 and November 1, 1996. In connection with the Amendment, the conversion rights provided by the Note and the options were cancelled provided all payments of principal and interest under the Note are made as set forth above. The Company has made all payments in accordance with such Amendment. On October 30, 1996, the Company repaid the note in full with the proceeds from a short-term loan, bearing an 18% annual interest rate, from Georges C. St. Laurent, Jr., On November 7, 1996, the Company used a portion of the proceeds from its initial public offering to repay such short-term loan.

     In March 1996, Georges C. St. Laurent, III made a loan in the amount of $600,000 to the Company to be used for working capital purposes. Such loan bears interest at the rate of 1% per month and is payable on demand.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS SET FORTH ABOVE.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The appointment of Pannell Kerr Forster PC as independent auditors of the Company for the fiscal year ended December 31, 1996 will be ratified.

     Although the Board of Directors of the Company is submitting the appointment of Pannell Kerr Forster PC for shareholder approval, it reserves the right to change the selection of Pannell Kerr Forster PC as auditors, at any time during the fiscal year, if it deems such change to be in the best interests of the Company, even after shareholder approval. Representatives of Pannell Kerr Forster PC are expected to be present at the Annual Meeting.

                         INTEREST OF CERTAIN PERSONS IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON

     The Company is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

                                  OTHER MATTERS

     Management is not aware of any other business which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                 SHAREHOLDERS' PROPOSALS TO BE PRESENTED AT THE
                  COMPANY'S NEXT ANNUAL MEETING OF SHAREHOLDERS

     Shareholder proposals intended to be presented at the 1996 Annual Meeting of Shareholders of the Company must be received by the Company, at its principal executive offices not later than January 3, 1998, for inclusion in the Proxy Statement and Proxy relating to the 1998 Annual Meeting of Shareholders.

                     AVAILABILITY OF FORM 10-K ANNUAL REPORT

     Copies of the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and including related exhibits as filed with the Securities and Exchange Commission, are available without charge to shareholders upon request to Secretary, 8807 Northwest 23rd Street, Miami, Florida 33172- 2419.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            Mitchell Asher, Secretary

Miami, Florida
May 2, 1997

       This Proxy Is Solicited By And On Behalf Of The Board of Directors

                              VITECH AMERICA, INC.

            Proxy -- Annual Meeting of Shareholders -- June 16, 1997

     The undersigned, revoking all previous proxies, hereby appoint(s) Mitchell Asher as Proxy, with full power of substitution, to represent and to vote all Common Stock of Vitech America, Inc. owned by the undersigned at the Annual Meeting of Shareholders to be held in Miami, Florida on June 16, 1997, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described on the reverse is expected to come before the meeting, but should any other matters requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.


               (Continued and to be signed on the reverse side.)

       This Proxy is Solicited By And On Behalf Of The Board of Directors

                              VITECH AMERICA, INC.

            Proxy -- Annual Meeting of Shareholders -- June 16, 1997

     The undersigned, revoking all previous proxies, hereby appoint(s) Mitchell Asher as Proxy, with full power of substitution, to represent and to vote all Common Stock of Vitech America, Inc. owned by the undersigned at the Annual Meeting of Shareholders to be held in Miami, Florida on June 16, 1997, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

     1.   ELECTION OF DIRECTORS, Nominees: Georges C. St. Laurent, III, William
C. St. Laurent, Mitchell E. Asher, Joseph K. Meyer, H.R. Shepherd.

          [ ]  FOR ALL NOMINEES LISTED (Except as specified here:______)

          OR

          [ ]  WITHHOLDING AUTHORITY to vote for all nominees listed above

     2. PROPOSAL TO RATIFY THE APPOINTMENT OF PANNEL KERR FORSTER PC INDEPENDENT AUDITORS.

          [ ]  FOR       [ ]  AGAINST   [ ]  ABSTAIN

     The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN ABOVE.

Dated____________________, 1997                   _____________________________
                                                            (Signature)

                                                  _____________________________
                                                            (Signature)


Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.